UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2005

SCOTIA PACIFIC COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-63825 (Commission File Number)	68-0414690 (I.R.S. Employer Identification No.)

P.O. Box 712 125 Main Street, 2nd Floor Scotia, California (Address of principal executive offices)	95565 (Zip Code)

Registrant’s telephone number, including area code: (707) 764-2330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Scotia Pacific Company LLC (“Scotia LLC”) is a wholly owned subsidiary of The Pacific Lumber Company (“Palco”). As previously disclosed, Palco is facing a financial liquidity crisis, is in discussions with the lender under the Palco credit agreement and received a limited waiver, through March 11, 2005, of a default under the Palco credit agreement. Palco has advised Scotia LLC that effective March 10, 2005 the limited waiver of the default under the Palco credit agreement has been extended from March 11, 2005 through March 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2005	SCOTIA PACIFIC COMPANY LLC
	By:	/s/ Bernard L. Birkel
		Name:	Bernard L. Birkel
		Title:	Secretary